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Exhibit 10(a) Independent Auditors' Consent

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 4 to Registration Statement No. 333-72017 of Allstate Life Insurance Company Separate Account A of Allstate Life Insurance Company on Form N-4 of our report dated February 25, 2000 relating to the consolidated financial statements and the related financial statement schedules of Allstate Life Insurance Company, and our report dated March 27, 2000 relating to the financial statements of Allstate Life Insurance Company Separate Account A, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Allstate Life Insurance Company Separate Account A of Allstate Life Insurance Company), which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.



Chicago, Illinois
April 28, 2000


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Exhibit 10(b)

FREEDMAN, LEVY, KROLL & SIMONDS



                                   CONSENT OF
                         FREEDMAN, LEVY, KROLL & SIMONDS


We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 4 to the Form N-4 Registration Statement (File No. 333-72017) of Allstate Life Insurance Company Separate Account A.



/s/ Freedman, Levy, Kroll & Simonds
FREEDMAN, LEVY, KROLL & SIMONDS


Washington, D.C.
April 28, 2000